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                                                                  Exhibit 99.225

Congestion Management Reform - July 11, 2000 Proposal

Stakeholder Comment Template

           OVERALL COMMENTS

1. Which fundamental market design features and principles identified in the proposal should be kept? Why?

2. Which fundamental market design features and principles identified in the proposal should be removed? Why?

      The ISO is to be congratulated for its commitment to minimize its role in the forward markets. The comments here in are intended to assist the ISO live up to this commitment.

      The ISO should not expand the number of markets that it runs to meet reliability and efficiency goals, nor should it advance the time at which it runs markets. Rather, it should provide the information and products that the SCs would need to meet these needs. In this vein, the ISO should remove the 2 day-ahead LRS market from the CMR proposal. This 2-day head market will not only insert a new ISO run market, it will distort the SC's existing day-ahead energy markets in the process.

      The ISO's scheduling of LRS energy in the two day ahead market will likely satisfy the associated nomogram and eliminate any congestion into the affected area. This will seriously reduce the value of FTRs into the area. Only when ISO mis-forecasts area loads will ISO not procure enough energy to satisfy the nomogram thereby resulting in a value to the associated FTRs. This puts FTR buyers in the position of speculating on the ISO's ability to forecast demand, which is not appropriate.

      LRS should be recognized as a reliability service like other Ancillary Services, and combined into the A/S rational buyer program. The LRS market should be moved to the day-ahead and treated similar to Replacement Reserves as will be expanded upon below, and the FTRs should be nomogram FTRs which can be used by ESPs/SCs that are supplying LRA demand to hedge against import limitations.

      The recallable transmission rights (RTRs) could be sold in an annual auction as for FTRs, and should be tradable in a secondary market as for FTRs. Revenues from the sale of the RTRs could be handled as for FTRs.

      The ISO has dismissed with virtually no justification or real explanation a physical rights approach and use-or-lose FTRs. These features would also help reduce the role of the ISO in forward markets without compromising reliability and should be considered for incorporation.


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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
           DETAILED COMMENTS

1.      INTRODUCTION.....................................................................1

      General Comments:

2.      THE CONGESTION MANAGEMENT REFORM PROCESS.........................................3

      General Comments

3.      CONGESTION MANAGEMENT REFORM: BACKGROUND AND MOTIVATION..........................6

      General Comments:

4.      CONGESTION MANAGEMENT REFORM DESIGN FRAMEWORK AND CRITERIA......................14

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

4.1     DESIGN FRAMEWORK................................................................15

      Features that should be kept; Why:

      Keep the emphasis on decentralized decision making in the markets. This allows the markets to innovate to meet the needs of suppliers and consumers. A free market with competitive pressures will be much more innovative in developing new products and services than a bureaucracy. Market separation is the foundation that allows decentralized decision making and competition between SCs.

      Consistency between real time operations and ISO support of forward markets is essential. If CONG is retained (I.e. no shift to a physical market) it should include all nomograms or other restraints on real time operations.

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

4.1.1   REAFFIRMATION OF THE ORIGINAL CALIFORNIA DESIGN PRINCIPLES......................15

      Features that should be kept; Why: Both that are listed.

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how: Affirmative declaration of intent to minimize role of ISO in forward markets, and intent to take actions that would actively encourage secondary markets and self
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      provision of LRS and ancillary services. An escalating surcharge on purchases in the ISO market to reduce the GMC is a possible approach.

4.1.2   FUNCTIONAL UNBUNDLING...........................................................16

      Features that should be kept; Why: Separation of transmission and energy markets.

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how: Strengthen incentives and opportunities for private parties to construct new transmission. Support such efforts positively at FERC and elsewhere. Get the missing A/s markets jump started; e.g. reactive poer, black start, etc.

4.1.3   DECENTRALIZED DECISION MAKING...................................................17

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how: Inter-SC adjustment bids (assuming again, that CONG is kept and a physical rights model is not adopted.)

4.1.4   THE ORIGINAL DESIGN PRINCIPLES AS THE BASIS FOR CONGESTION MANAGEMENT REFORM....17

      Features that should be kept; Why: Maintain the present system that does not have ISO produce a central dispatch in the forward markets. LMP can be obtained through a flowgate and shift factor approach as is currently proposed.

      Features that should be removed or modified; Why and how: The alternative Design Approach which would adopt point-to-point approach to energy and FTR pricing should not be considered. The shift factor approach and FTRs that do not obligate the holder to schedule is preferred. The ISO should not be in the business of forward sale of counter-flows that based on the assumption that an FTR holder will always be obligated to schedule its use or face financial risks.

      Features that should be added; Why and how:

4.2     DESIGN CRITERIA.................................................................19

      Features that should be kept; Why: Keep the criteria listed. In particular, reliance on market incentives rather than rules that need to be policed and enforced with penalties, etc.

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

4.2.1   RELIABLE OPERATIONS -...........................................................19

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      Features that should be added; Why and how:

4.2.2   ECONOMIC EFFICIENCY -...........................................................19

      Features that should be kept; Why: A statement that the ISO's role in efficiency does not extend to central dispatch in forward markets. Real time is sufficient to sweep up any gains not realized in the private market through private transactions where superior efficiency is expected as compared to central command and control.

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

4.2.3   MARKET EFFICIENCY -.............................................................19

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

4.2.4   INSTITUTIONAL FACTORS...........................................................20

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

4.2.5   EVALUATION CRITERIA ADOPTED AT THE MAY 10-11 STAKEHOLDER MEETING:...............20

      Features that should be kept; Why: All. However, SH 8 should not extend to intrusion into private markets and commercially sensitive data.

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

4.3     CURRENT IMPEDIMENTS TO COMPETITIVE MARKET DEVELOPMENT...........................21

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

5.      REAL-TIME OPERATIONAL REQUIREMENTS..............................................22

      General Comments: Bringing real time locational pricing in line with forward markets is an important step in the right direction.
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      All operating rules and procedures, including operating nomograms, should be made available.

      Clarify the proposal regarding use of BEEP. It is stated that the simplified commercial model would be integrated with a more traditional EMS using an OPF for real time operation. The 7/11 document still talks at some points in terms of BEEP.

      Provide some concrete examples to show how the ten-minute market would work absent the target price mechanism.

6.4 What is meant by scheduling at the node level as they do today. Scheduling today is not at the node level for demand.

Will west of river and east of river nomograms be sold? SCIT nomogram? Four corners?

Take out the language saying CONG will not produce resource specific final schedules.

How would the rule about reverting to the original schedules work? Suppose congestion increases on one path and decreases on another? How will "increase" be measured, dollar value? How will reservation for A/S be factored in?

6.5 There is no reason to require an LRS schedule to be matched in the LRA with demand. Concerns about reverse congestion are misplaced. The PX is large enough that this will not be a problem, and inter-SC trades also act to reduce any concerns in this regard. If an SC makes a stupid mistake and matches LRS gen. with external load across the COI interface and is dec'd as a result, it should be penalized as discussed for failure to schedule LRS energy. The likelihood of actually having this occur is so small, it should not be allowed to cause imposition of unnecessary rules on the market that could reduce efficiency in the market or constrain trade.

6.6 As noted above, the recallable rights should be sold forward. Any RFTRs and any FTRs not scheduled in the DA market would then be sold in the ISO CONG recallable market. Per the ISO proposal, unused SABs could be used in this market. FTRs would be use or lose in the HA market instead of the DA market. Recall would be based on a cost minimization approach.

7.      THE LONG-FORWARD MARKET.........................................................35

      Features that should be kept; Why: None.

      Features that should be removed or modified; Why and how: All.

      Features that should be added; Why and how: It should be shifted into the day-ahead market. The ISO should then only purchase the amount needed and not self provided.

7.1     LPA DEFINITION AND CREATION.....................................................35

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how: There does not appear to be any reason to have a shift factor correlation criteria if the shift factors are calculated using the simplified
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      commercial model and there are no loops. Absent loops all resources in an
      LPA or zone must have identical shift factors, specifically, 1.0.

      Features that should be added; Why and how:

7.1.1   INTRODUCTION....................................................................35

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.1.2   LPA DEFINITION..................................................................35

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.1.2.1 DEFINING LPAS USING NOMOGRAMS...................................................35

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.1.3   CREATING NEW LPAS...............................................................35

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.1.3.1 LPA-CREATION CRITERIA...........................................................35

      Features that should be kept; Why: Please explain and justify use of equivalents for the external WSCC grid. Explain why this is necessary. Please explain in term of present scheduling rights.

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.1.4   OTHER OPTIONS CONSIDERED........................................................36

      Features that should be kept; Why:
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      Reject the joint optimization of transmission allocation and dispatch of energy. The joint optimization would effectively take control of the day-ahead and hour ahead energy markets from the SCs and give it to the
      ISO. This is counter to the goal of fostering decentralized decision making.

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.1.5   OPEN ISSUES.....................................................................38

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.2      FIRM TRANSMISSION RIGHTS.......................................................39

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how: 3 years for 50% is too long for the initial sale.

      Features that should be added; Why and how:

7.2.1   BACKGROUND ON CURRENT FTR PRODUCT...............................................39

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Modify the priority of allocation of day-ahead transmission capacity to reflect the actual contracts rights. Not all ETCs give higher priority access to the ETC holder as compared to other who are using NFU. ISO should correct its software to accurately mirror the contract provisions. FTR holders are using NFU capacity. Those ETCs that have the same priority as other NFU should be curtailed pro-rata with FTR holders.

      Features that should be added; Why and how:

7.2.2.1 100% RELEASE....................................................................40

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.2.2.2 FTR TERM AND AUCTION............................................................40

      Features that should be kept; Why:
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      Features that should be removed or modified; Why and how:

      The ISO's proposal for 3 year FTR capacity and possible yearly updates of LPAs increases the uncertainty surrounding the value of FTRs. In particular, the ISO's description of how it will define and allocate new FTRs to holders of FTRs when the LPAs are changes is fuzzy. To eliminate the uncertainty and improve the ability of participants to forecast the value of FTRs, ISO should make the term of the FTRs 1 year and only update LPAs yearly.

      Features that should be added; Why and how:

7.2.3   IMPACT OF AND ISSUES REGARDING PROPOSED CHANGES.................................40

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.2.3.1 FTRS UNDER A LOOPED NETWORK MODEL...............................................40

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.2.3.2 FTR MONITORING..................................................................41

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.2.3.3 FTRS AND LPA CHANGES............................................................41

      Features that should be kept; Why:

      Features that should be removed or modified;

      Why and how: The proposed methodology will increase the uncertainty that participants face in valuing FTRs. ISO should eliminate the uncertainty by making the term of FTRs and changes to LPAs compatible at 1 year.

      Features that should be added; Why and how:

7.2.4   OTHER OPTIONS CONSIDERED........................................................43

      Features that should be kept; Why:
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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      ISO should keep the definition of FTRs as capacity on the transmission that forms zonal interfaces and the right to collect usage charges on those interfaces. ISO should not move to point to point FTRs as considered in one of the rejected alternatives. Defining FTRs as capacity on interzonal transmission interfaces allows participants to buy FTRs that give them the option to schedule flows and/or collect congestion usage charges. They will not face the possibility of paying congestion fees if they do not schedule the use of their FTRs. This latter possibility would make it much more difficult to determine the value that a participant should bid for a 1 year (or 3 year) FTR. A participant is unlikely to want to schedule a flow on the FTR capacity in each hour for 365 days a year.
      The point to point FTR would require the participant to evaluate the potential risk it would face when it does not schedule a flow in some hours of the year.

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.2.5   OPEN ISSUES.....................................................................43

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

      Preference among stated options (Primary FTR auction revenues and Usage Charge revenues allocated to PTOs and FTR holders vs. path-specific transmission upgrade fund vs. loads within the congested LPA):

      Revenues should be allocated to PTOs and FTR holders.

7.3     LOCAL RELIABILITY SERVICE.......................................................44

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      ISO should sell FTRs directly on the nomogram constraints. For example, suppose that ISO had a nomogram that specified minimum in-area generation as a function of load
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Stakeholder Comment Template

SECTION NUMBER AND TOPIC                              PAGE REFERENCE IN PROPOSAL
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                                    [DIAGRAM]

      ISO could sell the capacity on the various segments of the nomogram. This would allow the participant to schedule in-area load and schedule in-area generation that would meet its share of the nomogram based requirement. That is, the SCs could determine their share of locational energy requirements that result from the nomograms and incorporate them in their energy schedules.

      ISO could incorporate the nomogram constraints in CONG. The dual information would provide the marginal value of the various segments of the nomogram constraints. That is CONG could price the nomograms. As a result, ISO could pay the nomogram FTR owners the "usage charge" associated with the nomogram thereby providing the FTR owner a financial hedge for the cost of enforcing the nomogram. It would also enable one SC to schedule more than its share of the locational energy requirement which would then be priced by CONG and sold to another SC. This would be analogous to the counterflows that CONG currently trades between SCs.

      ISO could also provide information on the capacity requirements in the location that must be available to meet N-1 contingencies. The SCs could then self-schedule their share of the locational capacity requirements. Any shortfall in scheduled capacity from an SC not self-providing could be procured by ISO as an ancillary service. This should be integrated in the ISO's existing rational buyer A/S mechanism to avoid the pitfalls that resulted when ISO ran sequential A/S markets. If the SCs energy


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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      schedules in the area do not meet the ISO's forecast requirements, ISO could procure more capacity in the area which it could dispatch in real-time if its forecast proves correct. This is analogous to the ISO's purchasing replacement reserves when the SCs' energy schedules fall short of the ISO's load forecast.

      In general, ISO should rely on the markets rather than introduce new ISO run markets that can distort the existing energy and A/S markets.

      ISO could place caps on energy bids and capacity bids for resources in-area that have market power and can be used to meet the nomogram constraints. These bids could be made available to all SCs who would then be free to arrange purchases from these resources in their IPSs.

      Features that should be added; Why and how:

7.3.1   INTRODUCTION....................................................................44

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.3.2   OPERATIONAL ASPECTS OF SATISFYING LOCAL RELIABILITY REQUIREMENTS................44

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

7.3.3   THE EXISTING RMR APPROACH.......................................................45

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Replace the RMR approach with the LRA/nomogram approach. However, the ISO should sell FTRs directly on the nomogram and provide the SCs with the information that they need to schedule sufficient in-area generation and capacity to meet the requirements for their in-area load.

      Features that should be added; Why and how:

7.3.4   ALTERNATIVE OPTIONS FOR SATISFYING LOCAL RELIABILITY REQUIREMENTS...............45

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      Preference among stated options (Existing RMR Approach vs. Two-Day-Ahead
      LRS Auction vs. LRS Energy Payment Only):

      None of these. Sell FTRs on the nomograms and provide the SCs with the ability to schedule to meet the nomograms (energy and capacity). Enhance CONG to include the nomogram constraints, price the nomogram constraints and sell trades or nomogram "counterflows" between SCs.

      Preference among stated options (LRS bid cap based on incremental costs of a new generator vs. variable costs of highest-cost resource within the
      LRA):

7.3.5   OPEN ISSUES.....................................................................51

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

      Preference among stated options (LRS costs allocated to PTOs, Loads within the LRA, Loads within a larger area):

      With the proposal above, there would be much less LRS costs to allocate since SCs would have the information needed to meet their share of the requirements. Any SC that does not schedule sufficient energy would be allocated a share of the additional capacity that the ISO purchased. ISO would purchase capacity as an A/S for any SC that does not self-provide its share of the capacity requirement. The cost of this would be allocated to the SC.

      Preference among stated options (Minimum reliability (MR) energy is required to be scheduled in DA market vs. MR energy procured through
      CONG):

      Preference among stated options (Energy bids for unloaded MR capacity capped vs. receives applicable real-time energy price):

      Preference among stated options (Bid caps expire at the end of a sunset period?):

      Preference among stated options (Bid caps escalated over time?):

8. THE DAY- AND HOUR -- AHEAD MARKET....................................................51

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.1     DAY-AHEAD CONGESTION MANAGEMENT.................................................51

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      Features that should be added; Why and how:

8.1.1   INTRODUCTION....................................................................51

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.1.2   SIMILARITIES WITH THE EXISTING DA CM APPROACH...................................51

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      ETCs should not be given higher priority access to transmission than FTRs if the contract calls for pro rata access. ISO should modify congestion management to accurately track contracts and not give higher priority to ETCs than FTRs when not required by contract.

      Features that should be added; Why and how:

8.1.3   NEW FEATURES OF CONGESTION MANAGEMENT...........................................52

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      ISO should not run 2-day-ahead market to procure LRS and require it be scheduled by SCs in day-ahead. Rather, ISO should sell FTRs on nomograms, include nomogram constraints in CONG thereby providing the SCs with the information and tools to schedule LRS energy in their own markets as described in the previous comments.

      Features that should be added; Why and how:

8.1.4   THE COMMERCIAL MODEL............................................................53

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.1.5   NETWORK REPRESENTATION..........................................................53

      Features that should be kept; Why:

      The simplified commercial model is an important feature that will contribute to vital forward energy markets run by the SCs. It should be kept.

      Features that should be removed or modified; Why and how:
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Stakeholder Comment Template

SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      Features that should be added; Why and how:

8.1.6   THE MODELED CONSTRAINTS.........................................................54

      Features that should be kept; Why:

      Keep the market separation constraints. They are necessary to allow the SCs to run forward energy markets in the day-ahead and hour-ahead. Without the market separation constraints, ISO will effectively take control of those markets. This would squelch competition between SCs and innovation.

      Features that should be removed or modified; Why and how:

      The nomogram constraints should be included in CONG as ISO has described. However, the ISO should also price the nomogram constraints and set marginal usage charges on these constraints.

      Features that should be added; Why and how:

8.1.6.1 OTHER OPTIONS CONSIDERED........................................................56

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Voluntary relaxation should not be allowed. If ISO does decide to allow it, ISO should not simply give the SCs the option of having their adjustment bids placed in a common pool or not. ISO should let each SC specify the other SCs with whom it is willing to trade.

      Features that should be added; Why and how:

8.1.7   PRICING (INCLUDING COST ALLOCATION).............................................56

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.1.8   OPEN ISSUES.....................................................................57

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.1.9   OTHER OPTIONS CONSIDERED........................................................58

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:
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Stakeholder Comment Template

SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      Features that should be added; Why and how:

8.2     HOUR-AHEAD CONGESTION MANAGEMENT AND DAY-OF LRS.................................59

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.2.1   HA CM...........................................................................59

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.2.2   DAY-OF LRS......................................................................59

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.2.3   OPEN ISSUES.....................................................................59

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.3     ANCILLARY SERVICES IN CONGESTION MANAGEMENT.....................................59

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.3.1   BACKGROUND......................................................................60

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.3.2   AN ALTERNATIVE APPROACH.........................................................60
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.3.3   OTHER OPTIONS CONSIDERED........................................................60

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.4     RECALLABLE TRANSMISSION.........................................................62

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

8.4.1   OTHER OPTIONS CONSIDERED........................................................64

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

9.      THE REAL TIME MARKET............................................................65

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

9.1     NETWORK REPRESENTATION..........................................................65

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

9.2     IMBALANCE ENERGY PROCUREMENT AND CONGESTION MANAGEMENT..........................65

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
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
      Features that should be added; Why and how:

9.3     PRICING AND COST ALLOCATION.....................................................68

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

10.     ECONOMIC SIGNALS, REVENUE ALLOCATION, AND COST OBLIGATION.......................71

10.1    INTRODUCTION....................................................................71

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

10.2    SUMMARY OF PRICING AND ALLOCATION OF COSTS AND REVENUES.........................73

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

10.3    ECONOMIC SIGNALS IN THE PROPOSED PRICING AND COST ALLOCATION METHODS............74

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

10.3.1  FEASIBILITY OF SCHEDULES........................................................74

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

10.3.2  LOCATIONAL PRICE SIGNALS........................................................74

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how: The 2-day ahead
      LRS market does not provide locational price signals to loads in the LPA upon which the loads can act. The ISO procures LRS based on its forecast of loads in the LRA. If the ISO purchases of LRS cause the price of energy to the loads in the LPA to rise, a load may decide to curtail consumption.
      How would ISO take this into
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
------------------------                                        --------------------------
      account? Is ISO going to try to forecast the final price seen by each SCs'
      loads and the price elasticity of the loads in producing its load forecast? This seems to be very problematical. It seems likely that the 2 day ahead LRS market will significantly blunt the price signals to price sensitive loads.

      Features that should be added; Why and how:

10.3.3  UNRESOLVED ISSUES...............................................................76

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

10.4.   LINKAGES BETWEEN CONGESTION MANAGEMENT REFORM, LONG-TERM GRID PLANNING,
        AND NEW GENERATION INTER-CONNECTION POLICY......................................76

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

10.4.1  LONG-TERM GRID PLANNING.........................................................77

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

10.4.2  NEW-GENERATOR INTERCONNECTION POLICY............................................78

      Features that should be kept; Why:

      Features that should be removed or modified; Why and how:

      Features that should be added; Why and how:

11.     FERC'S ORDER 2000...............................................................80

11.1    ORDER NO. 2000 AND CONGESTION MANAGEMENT........................................80

      Overall Comments:

11.2    ORDER NO. 2000 AND INTERREGIONAL COORDINATION...................................81

      Overall Comments:

11.3    ORDER NO. 2000 AND THE RECOMMENDATION PACKAGE...................................82

      Overall Comments:
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SECTION NUMBER AND TOPIC                                        PAGE REFERENCE IN PROPOSAL
------------------------                                        --------------------------
12.     CONCLUSION......................................................................83

      Overall Comments:

APPENDIX A  -  TERMINOLOGY AND ACRONYMS

      Definitions that should be modified; Why and how:

      Definitions that should be added; Why and suggested definitions:

APPENDIX B - LOCATIONAL PRICE DISPERSION STUDY

      General Comments:
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